

Scientific Games

Second Quarter 2012
Earnings Presentation

SCIENTIFIC GAMES

Safe Harbor Statement

Throughout this presentation we make "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "could," "potential," "opportunity," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; availability and adequacy of cash flows to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, strategic equity investments and relationships; failure of Northstar to meet the net income targets or otherwise realize the anticipated benefits under its private management agreement with the Illinois Lottery; seasonality; inability to identify and capitalize on trends and changes in the lottery and gaming industries, including the potential expansion of regulated gaming via the internet; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; fluctuations in foreign currency exchange rates and other factors associated with international operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company's filings with the Securities and Exchange Commission, including under the heading "Risk Factors" in our periodic reports.

The date of this presentation is as of August 6, 2012, and the information provided herein is presented through the dates indicated on the applicable slides. Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Note Regarding Presentation of Non-GAAP Financial Measures:

This presentation and the related discussion include certain financial measures that were not prepared in accordance with generally accepted accounting principles in the United States (GAAP). Additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, can be found in this presentation or in Scientific Games' press release dated August 6, 2012. This press release is available on Scientific Games' website at www.scientificgames.com in the "Investor Information – Press Releases" section.

SG SCIENTIFIC GAMES®

Summary of Q2 Results

($ in millions, except per share amounts)

	Second Quarter 2012	Second Quarter 2011	$ Δ	% Δ
Revenue	$ 229.3	$ 220.2	$ 9.1	4.1%
Printed Products			(9.8)	(7.4%)
Lottery Systems			7.8	13.7%
Gaming			11.1	35.8%
Operating Income	9.1	28.9	(19.8)	(68.6%)
Printed Products			(14.7)	(38.8%)
Lottery Systems			1.4	15.1%
Gaming			(6.4)	*NM*
Unallocated Corporate Expense			(0.1)	0.6%
Net Income / (Loss)	(12.6)	7.0	(19.6)	*NM*
Net Income / (Loss) per share	(0.14)	0.08	(0.22)	*NM*
Attributable EBITDA[(1)]	83.5	90.5	(7.0)	(7.8%)
Total Capital Expenditures[(2)]	(28.6)	(22.4)	(6.2)	27.8%
Free Cash Flow[(2)]	32.9	26.6	6.2	23.5%

(1) Attributable EBITDA, as used herein, is based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our August 6, 2012 press release), except that attributable EBITDA as used herein includes our share of the EBITDA of all of our equity investments (whereas "consolidated EBITDA" for purposes of the credit agreement generally includes our share of the EBITDA of our Italian joint venture but only the income of our other equity investments to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our August 6, 2012 press release.

(2) Free cash flow, as included herein, represents net cash provided by operating activities less total capital expenditures (which includes lottery and gaming systems expenditures and other intangible assets and software expenditures). Free cash flow is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net cash provided by operating activities in our August 6, 2012 press release.

Q2'12 Key Performance Indicators

U.S. Lottery Customers' Retail Sales Y/Y Δ



6.5%
(8.2%)
5.6%
0.5%
8.5%
2.7%
12.2%
15.8%
10.0%
3.8%
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Instant Tickets
Lottery Systems

China Sports Lottery Instant Ticket Retail Sales Y/Y Δ



13.9%
24.1%
15.7%
0.7%
(7.5%)
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12

Italy Instant Ticket Retail Sales Y/Y Δ



12.6%
10.8%
0.0%
(4.0%)
(7.8%)
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12

Global Draw U.K. Betting Shop Performance Y/Y Δ



Terminals
19,901
20,048
20,319
20,469
18,284
4.9%
58.2%
5.9%
65.4%
8.3%
71.0%
5.8%
61.5%
6.3%
8.3%
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Global Draw U.K. Gross Win/Terminal/Day(1)
Global Draw U.K. Gross Win(2)

(1) Represents the average amount bet less player winnings, excluding taxes and other fees, per installed Global Draw terminal per day.
(2) Represents the amount bet less player winnings, excluding taxes and other fees.

Printed Products

($ in millions)

Revenue	
Q2'11 Revenue	**$132.5**
U.S. and Int'l Price Per Thousand Ticket Customers	(12.2)
Licensed Properties	(8.7)
Foreign Exchange Impact	(1.0)
U.S. and Int'l Percentage of Sales and Cooperative Services Program Customers	8.8
Properties Plus	2.3
Other	1.0
Q2'12 Revenue	**$122.7**

Operating Income	
Q2'11 Operating Income	**$37.8**
Impact of Change in Revenue	(6.8)
+/- Selling, General & Administrative Expense	1.2
+/- Stock-Based Compensation	0.0
+/- Depreciation & Amortization	(4.6)
+/- Employee Termination & Restructuring Costs	(4.5)
Q2'12 Operating Income	**$23.1**

- **U.S. and international percentage of sales and cooperative services customers outperforming price per thousand ticket customers**
  - Price per thousand ticket customer revenues down mainly due to Italy
- **Licensed Properties' sales were negatively impacted by challenging comparisons from the launch of the Wheel of Fortune® multi-state game in the first half of 2011; Properties Plus® continues to gain traction with U.S. lottery customers**
- **Increase in depreciation and amortization and employee termination and restructuring costs primarily resulted from a write-down of development costs and exiting our Australian printing facility**

Lottery Systems

($ in millions)

Revenue	
Q2'11 Revenue	**$56.8**
Equipment and System Sales	8.3
Foreign Exchange Impact	(1.1)
Other	0.6
Q2'12 Revenue	**$64.6**

Operating Income	
Q2'11 Operating Income	**$9.1**
Impact of Change in Revenue	2.4
+/- Selling, General & Administrative Expense	(0.6)
+/- Stock-Based Compensation	(0.1)
+/- Depreciation & Amortization	(0.4)
Q2'12 Operating Income	**$10.5**

- **Equipment and systems sales were primarily to customers in the U.S. and Europe**
- **Service revenue was flat as strength in the U.S. was offset by results in China and other international territories**

Gaming

($ in millions)

Revenue	
Q2'11 Revenue	**$30.9**
Acquisition of Barcrest	9.9
U.K. Betting Shops and Pubs	3.0
Global Draw Int'l	0.8
Exit of Austrian OTC Business	(1.9)
Foreign Exchange Impact and Other	(0.7)
Q2'12 Revenue	**$42.0**

Operating Income	
Q1'11 Operating Income	**$3.2**
Impact of Change in Revenue	4.5
+/- Selling, General & Administrative Expense	(4.2)
+/- Stock-Based Compensation	(0.1)
+/- Depreciation & Amortization	(5.1)
+/- Employee Termination & Restructuring Costs	(1.5)
Q2'12 Operating Loss	**($3.1)**

- **Global Draw's growth continued despite the loss of ~1,900 William Hill terminals in the quarter**
- **Increase in SG&A was primarily due to $2.4M increase in accounts receivable reserves and $1.3M of incremental overhead as a result of the acquisition of Barcrest**
- **Employee termination and restructurings costs relate to the previously announced reorganization of the Gaming business**

Earnings Analysis

($ in millions, except for EPS)

				Second Quarter		Second Quarter	
				2012	2011	2012	2011
	Description	Segment	Income Statement Line Impacted	Impact on Attributable EBITDA		Impact on Reported EPS	
Credit Agreement Adjustments							
Earn-outs for permitted acquisitions	Additional acquisition-related payments	Corporate	SG&A	$ -	$ 0.1	-	($0.00)
Racing disposition charges and expenses	Transaction expenses related to the sale of the Racing Business	Corporate	SG&A	-	0.0	-	($0.00)
Playtech royalties and fees	Royalty fees related to Videobet platform	Gaming	Cost of Services	1.9	0.7	($0.02)	($0.01)
Deferred contingent compensation expense	Deferred contingent incentive compensation expense related to Asia-Pacific operations in Q2'11; No longer a credit agreement adjustment	Corporate	SG&A	-	0.2	-	($0.00)
Acquisition Advisory Fees	Fees and expenses primarily related to acquisitions	All	SG&A	0.7	-	($0.01)	-
Specified permitted add-backs	Transaction expenses and restructuring expenses in Q2'12; Fees and expenses primarily related to the then pending Barcrest acquisition in Q2'11	All	SG&A and Restructuring	6.8	1.1	($0.05)	($0.01)
Non-cash stock-based compensation expenses	Non-cash compensation expense related to issuance of stock options and restricted stock units	All	SG&A	5.9	5.1	($0.06)	($0.05)
Not Credit Agreement Adjustments							
Non-cash charge	Accelerated depreciation of Global Draw's back-end technology platform in connection with the migration to a new technology	Gaming	Depreciation	$ -	$ 1.2	-	($0.01)
Non-cash charge	Write-down of certain development costs	Printed Products	Depreciation	3.1	-	($0.03)	-
Non-cash charge	Write-down of obsolete equipment	Gaming	Depreciation	2.7	-	($0.03)	-
Non-cash charge	Accelerated depreciation of equipment related to reorganization of Australian printing operations	Printed Products	Depreciation	1.5	-	($0.01)	-
Non-cash charge	Increase in accounts receivable reserves	Gaming	SG&A	2.4	-	($0.02)	-
Non-cash charge	Impact of foreign exchange transaction loss/gain	All	Other Income/Expense	1.4	(0.8)	($0.01)	0.01

Strategic Acquisitions

Parspro

- A leading supplier of sports betting solutions in Europe
- Enhances our sports betting capabilities, a business that lotteries in Europe, Asia and Latin America are increasingly looking to as an additional source of revenue

Provoloto

- Manages instant ticket lotteries for nearly 30 charities in Mexico
- Long-time Scientific Games instant ticket customer
- Provides a potential platform for instant ticket growth in Mexico and the opportunity to expand the charity lottery operator model to other jurisdictions globally

ADS/Technology and Gaming (ADS)

- A leading third-party field-based service and installation specialist in the U.K. that has worked with many of the betting shops, pubs, arcades and bingo clubs there
- Expands the Gaming business' field service offerings and leverages its cost structure